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                                                                EXHIBIT 10.32.19

Cross Reference              This Instrument when         David H. Schmidt
Deed Book: ____               recorded should be          Coudert  Brothers
Pages: _______                returned to:                1114 Avenue of the
                                                              Americas
                                                          New York, NY 10036

                 OPC INTERCREDITOR AND SECURITY AGREEMENT NO. 1

     This OPC Intercreditor and Security Agreement No. 1, dated as of December 30, 1996 (this "Agreement") among The United States of America (the "Government") acting through the Administrator of the Rural Utilities Services, as successor to the Rural Electrification Administration, SunTrust Bank, Atlanta, a banking corporation organized under the laws of Georgia which it is anticipated will be the grantee and act as secured party under the Indenture referred to below (the "New Mortgagee"), Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of Georgia ("OPC"), Rocky Mountain Leasing Corporation, a Delaware corporation ("RMLC"), SunTrust Bank, Atlanta, a banking corporation organized under the laws of Georgia, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement (the "Co-Trustee"), Fleet National Bank, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee"), Utrecht-America Finance Co., a Delaware corporation (the "Lender") and AMBAC Indemnity Corporation, a Wisconsin domiciled stock insurance corporation ("AMBAC"; each of OPC, RMLC, the Co- Trustee, the Owner Trustee, the Lender and AMBAC, together with their respective successors and assigns being also referred to herein as a "Transaction Party" and collectively, the "Transaction Parties"). Capitalized terms used herein and not defined in Section 19 or elsewhere in this Agreement are used with the meaning set forth in Appendix A hereto.

                                    RECITALS

     A. The Government and OPC are parties to that certain Consolidated Mortgage and Security Agreement, dated as of September 1, 1994 (as heretofore or hereafter amended, supplemented, modified or restated, the "OPC Mortgage"; and together with the OPC Indenture (as hereinafter defined) and any other mortgage or security agreement hereinafter entered into in substitution or replacement for the OPC Mortgage or the OPC Indenture (either in connection with the refinancing or restructuring of the indebtedness currently or hereafter secured by the OPC Mortgage or the OPC Indenture or otherwise) the "Senior Mortgage and Security Agreement") pursuant to which OPC has granted to the Government and certain other Mortgagees (collectively, the "Original Mortgagees"), a first priority security interest in, and security title to, substantially all of OPC's property, including, without limitation, OPC's interest in the Rocky Mountain Site and the Facility which, in turn, includes OPC's ownership interest in the Undivided Interest and the Ground Interest and OPC's rights in respect of the Rocky Mountain Agreements;

     B. In connection with the restructuring of OPC (which is currently expected to be consummated in 1997), OPC proposes to enter into that certain Indenture, to be dated as of January 1, 1997 (as the same may be amended, supplemented or modified following the execution and delivery thereof, the "OPC Indenture"), pursuant to which OPC intends to grant to the New Mortgagee a perfected security interest in, and security title to, substantially all of OPC's property, including, without limitation, OPC's ownership interest in the Undivided Interest and the Ground Interest and OPC's rights in respect of the Rocky Mountain Agreements;

     C. Following the filing and recordation of the OPC Indenture in all appropriate filing offices, it is anticipated that the security title of the OPC Mortgage will be released, at which time the security title of the OPC Indenture will constitute a first perfected security interest in, and security title to, substantially all of OPC's property, including, without limitation, the Undivided Interest and the Ground Interest and the Rocky Mountain Agreements;

     D. The Participation Agreement contemplates, among other things, that OPC will lease the Undivided Interest to the Co-Trustee pursuant to the terms of the Head Lease (which for federal income tax purposes will be treated as a sale by OPC of the Undivided Interest); that the Co-Trustee will lease the Undivided Interest to RMLC pursuant to the terms of the Facility Lease (which for federal income tax purposes will be treated as a "true lease" by the Co-Trustee of the Undivided Interest); that RMLC will lease the Undivided Interest to OPC pursuant to the terms of the Facility Sublease (which for federal income tax purposes will be treated as a "true lease" by RMLC of the Undivided Interest); that OPC will assign its rights under the Rocky Mountain Agreements (to the extent the same relate to the Undivided Interest) to the Co-Trustee, the Co-Trustee will assign its rights under the Rocky Mountain Agreements to RMLC and RMLC will assign its rights under the Rocky Mountain Agreements to OPC pursuant to the terms of the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-assignment and the Rocky Mountain Agreements Second Re-assignment, respectively; that OPC will lease the Ground Interest to the Co-Trustee, the Co-Trustee will sublease the Ground Interest to RMLC and RMLC will, in turn, sublease the Ground Interest to OPC pursuant to the terms of the Ground Lease, the Ground Sublease and the Ground Sub-sublease, respectively; that the Co-Trustee will assign, among other things, all of its rights, title and interest in the Head Lease, the Facility Lease, the Facility Sublease Assignment Agreement, the Ground Lease, the Ground Sublease, the Rocky Mountain Agreements Assignment and the Rocky Mountain Agreements Re-assignment to the Lender as security for the payment and performance by, among others, the Co-Trustee of the Secured Indebtedness; and that OPC will grant a security interest in the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements ( to the extent the same relate to the Undivided Interest) to the Subordinated Secured Parties pursuant to the terms of the Subordinated Deed to Secure Debt and Security Agreement as security for the payment and performance by OPC of the Secured Obligations (the transactions referred to in this clause D and more fully described in the Operative Documents being hereinafter referred to as the "Transactions").

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     NOW THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Priority of Security Interest and Mortgage in Favor of the Senior Secured Parties. (a) Each Transaction Party acknowledges and agrees that the security title and security interest of the Original Mortgagees in the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements created by the OPC Mortgage is a first and prior security title and security interest that is not being released by the Original Mortgagees in connection with the consummation of the Transactions and that the interest (if any) of each Transaction Party in the Undivided Interest (including, without limitation, all Components and Modifications), the Ground Interest, and the Rocky Mountain Agreements (whether such interest arises by virtue of the Head Lease, the Facility Lease, the Facility Sublease, the Facility Sublease Assignment Agreement, the Ground Lease, the Ground Sublease, the Ground Sub-sublease, the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-assignment, the Rocky Mountain Agreements Second Re-assignment, the Deed to Secure Debt, the Subordinated Deed to Secure Debt and Security Agreement or otherwise), shall be subject and subordinate in all respects to the security title and security interest of the Senior Mortgage and Security Agreement. As between the Transaction Parties and the Senior Secured Parties, the foregoing priority shall govern irrespective of (a) any statement contained in any of the Operative Documents to the contrary, (b) the time, order or method of attachment or perfection of the mortgage and security interests granted thereby, (c) the time or order of filing or recording of financing statements, (d) any applicable provision of the Uniform Commercial Code or any applicable law or (e) the occurrence of any other event or any contingency whatsoever.

     (b) In furtherance, but not in limitation, of the foregoing, each of the Owner Trustee and the Co-Trustee hereby acknowledges and agrees that a security title and security interest exists in the Undivided Interest (including, without limitation, all Components and Modifications), the Ground Interest and the Rocky Mountain Agreements in favor of the Original Mortgagees and any other Senior Secured Party as security for the performance and payment in full of the OPC Secured Obligations and that upon the occurrence and continuance of one or more "Events of Default", as defined in the Senior Mortgage and Security Agreement, the Senior Secured Parties shall be entitled to exercise any and all remedies against the Undivided Interest (including, without limitation, all Components and Modifications), the Ground Interest and the Rocky Mountain Agreements available to it under the Senior Financing Agreements, at law or otherwise. The Government agrees to use reasonable efforts to notify the Trustees and the Lender at least 10 days in advance of the consummation of any foreclosure of its security interest in the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements; provided, however, that the Government's failure to do so shall not give rise to any liability on the part of the Government. Each of the Owner Trustee and the Co-Trustee hereby authorizes the Government and any other Senior Secured Party to file any financing statements, fixture filings and continuation statements indicating the Owner Trustee and the Co-Trustee as "Debtor" or "Lessee" and the Senior Secured Parties as "Secured Party" or "Lessor" under the UCC which the Government or such other Senior Secured Party believes is necessary or desirable in order to confirm perfection of the security interest referred to above. Such security interest is senior and prior to any interest of any Transaction Party in the Undivided Interest, the Ground Interest, and the Rocky Mountain Agreements. As between the Transaction Parties and the Senior Secured Parties, the foregoing priority shall govern irrespective of (a) any statement contained in any of the Operative Documents to the contrary, (b) the time, order or method of attachment or perfection of the mortgage and security interests granted thereby, (c) the time or order of filing or recording of financing statements, (d) any applicable provision of the Uniform Commercial Code or any applicable law or (e) the occurrence of any other event or any contingency whatsoever.

     (c) For the avoidance of doubt, each Transaction Party acknowledges and agrees that a disposition of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements by any Senior Secured Party pursuant to an exercise of remedies under the Senior Mortgage and Security Agreement shall, without further act, divest such Transaction Party of its interest (if any) in the property so disposed of (whether such interest arises by virtue of the Head Lease, the Facility Lease, the Facility Sublease, the Ground Lease, the Ground Sublease, the Ground Sub-sublease, the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-assignment, the Rocky Mountain Agreements Second Re-assignment, the Deed to Secure Debt, the Subordinated Deed to Secure Debt and Security Agreement or otherwise) subject to the Transaction Parties' continuing interest in the proceeds (if any) of such disposition in excess of the OPC Secured Obligations. Notwithstanding the foregoing provisions of this Section 1(c), a divestiture of any Transaction Party's interest in the Undivided Interest (including, without limitation, all Components and Modifications), the Ground Interest or the Rocky Mountain Agreements shall not affect any Transaction Party's or the Owner Participant's claims against any other Transaction Party (or the Owner Participant) for rents, principal, interest and other sums payable under any Operative Document in accordance with its terms or for damages as a result of such other Transaction Party's (or the Owner Participant) breach of its obligations under any of the Operative Documents.

     (d) By its execution and delivery of this Agreement, the Government consents, to the extent such consent is required by law or agreement or necessary to prevent any default or "Event of Default" from occurring under the Senior Financing Agreements (and each of them) solely as a result of the Transactions, to the execution and delivery by OPC of the Operative Documents to which it is a party, the consummation of the Transactions contemplated thereby and the exercise by the Transaction Parties of their rights thereunder (consistent with the terms of this Agreement).

     For the avoidance of doubt, notwithstanding the consummation of the Transactions, OPC shall remain bound by its covenants in the Senior Mortgage and Security Agreement including, without limitation, covenants as to maintenance, insurance, inspection, lien lifting and loss or damage involving the Facility (it being understood that OPC's lien lifting covenant shall not extend to the liens or encumbrances expressly permitted hereby).

     (e) Notwithstanding any other provision hereof to the contrary, the Government acknowledges and agrees that the property released from the lien of the OPC Mortgage pursuant to the Partial Release has been released from the lien of the OPC Mortgage contemporaneously with the effectiveness of this Agreement and all recitals and agreements as to the existence or priority of the lien of the Senior Mortgage and Security Agreement shall be understood to apply to property of OPC other than such released property.

     Section 2. Limitation on Exercise of Remedies by Subordinated Secured Parties. So long as any of the OPC Secured Obligations remain outstanding and are secured by a security title on the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements, neither AMBAC, nor the Co-Trustee shall, so long as any Subordinated Deed to Secure Debt and Security Agreement Event of Default shall have occurred and be continuing, exercise its rights under the Subordinated Deed to Secure Debt and Security Agreement to foreclose upon the collateral covered thereby without the prior written consent of the Government (which consent may be given or withheld in its sole and absolute discretion).

     Section 3. Waivers by Transaction Parties. Each Transaction Party waives to the fullest extent permitted by applicable law any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a creditor or secured creditor may have under applicable law; any right under Section 9-504(l)(c) of the Uniform Commercial Code as in effect in the State of New York (the "UCC") to application of the proceeds of disposition; any right to notice and objection under Section 9-505(2) of the UCC and promptness, diligence, notice of acceptance and any other notice with respect to this Agreement; and any requirement that the Senior Secured Parties or any Senior Creditor protect, secure, perfect or insure any security title or security interest on the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements or any other collateral subject to any Senior Mortgage and Security Agreement (the "Senior Collateral") or any other property subject to any other mortgage or security agreement benefiting the Senior Secured Parties or exhaust any right or take any action against OPC, or any other person or entity or any Senior Collateral, or any other collateral; and any other right relating to the exercise by the Senior Secured Parties or any Senior Creditor of any right or remedy provided in the Senior Mortgage and Security Agreement, hereunder or at law, including, without limitation, the provisions of Article 9 of the Uniform Commercial Code as in effect in any applicable jurisdiction; provided, that the foregoing waivers shall not include a waiver by such Transaction Party of its rights under any mandatorily non- waivable provision of applicable law.

     No Transaction Party shall contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, this Agreement, any Senior Mortgage and Security Agreement or any rights of the Senior Secured Parties hereunder or thereunder in or with respect to the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements or the validity or reasonableness of any action or failure to act in respect of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements by such

Senior Secured Parties, including, without limitation, the timing, method or manner of disposing of or liquidating any or all of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements, including, without limitation, the price and percentage of consideration received in cash, of any such disposition or liquidation or any failure to dispose of or liquidate any or all of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements.

     Section 4. Workouts and Restructurings Relating to the Facility and Rocky Mountain Site. If the Senior Secured Parties (or their nominee or designee) shall accept a conveyance or transfer of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements or any portion thereof from OPC by deed in lieu of foreclosure, or shall agree to the sale, auction or transfer of the Undivided Interest, the Ground Interest or the Rocky Mountain Agreements or any portion thereof as part of a settlement of an action relating to a default under the Senior Financing Agreements or otherwise as part of a so-called "workout" with OPC and the Senior Secured Parties or the Senior Creditors, such conveyance, sale or transfer shall be made free and clear of the interests of any of the Transaction Parties in and to the Undivided Interest, the Ground Interest, and the Rocky Mountain Agreements. The Government agrees to use reasonable efforts to notify the Trustees and the Lender at least 10 days in advance of the consummation of any sale, auction, conveyance or transfer referred to in this Section 4; provided, however, that the Government's failure to do so shall not give rise to any liability on the part of the Government. Without limiting the generality of Section 8, each Transaction Party agrees to execute and deliver to the Government such instruments and/or releases or terminations of security titles or interest, without warranty, as reasonably requested by the Government to give effect to the foregoing provisions of this
Section 4.

     Section 5. Concerning the Operative Documents. (a) All Loan Certificates, all Additional Loan Certificates and any loan certificates issued in connection with a refinancing of the Loan Certificates shall contain language substantially similar to that contained in the Loan Certificate issued on the Closing Date to the effect that the security interest and security title of the Lender in the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements is subject and subordinate to the security title in favor of the Senior Secured Parties, as more fully set out in this Agreement.

     (b) Each Transaction Party hereby agrees that all property insurance proceeds relating to insurance policies purchased by OPC received by such Transaction Party from insurers, and all proceeds received by such Transaction Party from any governmental entity in connection with the condemnation, confiscation or any other taking, in either case involving the Undivided Interest or the Ground Interest, shall be held by such Transaction Party in trust for the benefit of the Senior Secured Parties and promptly paid over to the Government, as long as the OPC Mortgage remains in effect and thereafter to the trustee under the OPC Indenture in each case for distribution or application as required by the Senior Financing Agreements. Any such proceeds which are required to be disbursed to OPC by the Senior Secured Parties pursuant to the Senior Financing Agreements shall to the extent required by the Operative Documents be paid to the Lender for distribution pursuant to the Loan Agreement. For purposes of the preceding sentence, the Senior Secured Parties shall be entitled to rely on a statement from the Lender as to whether or not such proceeds are required to be paid to the Lender pursuant to the Operative Documents.

     Section 6. No Agency Relationship. This Agreement shall not create an agency relationship between the Senior Secured Parties and the Transaction Parties. The Senior Secured Parties and their respective officers, directors, employees and agents shall not be responsible, directly or indirectly, to the Transaction Parties for any action taken or omitted by the Senior Secured Parties hereunder or under any Senior Mortgage and Security Agreement or any other agreement or instrument relating thereto or otherwise, nor shall it be liable or responsible for any loss, cost or expense suffered or incurred by the Transaction Parties. The Senior Secured Parties may each rely and shall be protected in acting or refraining from acting upon any written notice, instrument or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party. Each Senior Secured Party may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the advice of such counsel.

     Section 7. Further Assurances. Each Transaction Party will, at the expense of OPC, at any time and from time to time, promptly execute and deliver all such other instruments and documents, without warranty, and take all further action, that the Senior Secured Parties or any Senior Creditor through the Senior Secured Parties may reasonably request, in order to protect or confirm any right or interest granted or purported to be granted hereby or to enable the Senior Secured Parties to exercise and enforce their rights and remedies hereunder. OPC, at its own cost and expense, will cause any financing statements and fixture filings (and continuation statements with respect thereto) referred to in Section 1(b) to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be required by the Senior Mortgage and Security Agreement to establish, preserve, protect and perfect the Senior Secured Parties' first priority security title and security interest in and to the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements. Without limiting the generality of the foregoing, upon execution and delivery of the OPC Indenture each Transaction Party agrees, at the cost and expense of OPC, to execute and deliver and file and record such further documents or instruments as the Government may reasonably request to order to confirm the rights of the Senior Secured Parties hereunder.

     Section 8. Specific Performance. The Senior Secured Parties are hereby authorized, to the maximum extent permitted by applicable law, to demand specific performance of this Agreement at any time when any Transaction Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Transaction Party hereby irrevocably waives, to the maximum extent permitted by applicable law, any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

     Section 9. Non-Impairment. Nothing in this Agreement shall impair, as between OPC on the one hand and the Senior Creditors on the other, the OPC Secured Obligations or impair, as between OPC on the one hand and the other Transaction Parties and the Owner

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Participant on the other, the obligations of OPC under the Operative Documents.
For the avoidance of doubt, the parties hereto expressly agree that the exercise by the Senior Secured Parties and/or the Senior Creditors of their respective rights and remedies hereunder and under the Senior Financing Agreements, including, without limitation, foreclosure on the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements, shall in no way affect any claims that any Transaction Party or the Owner Participant may have against any other Transaction Party or the Owner Participant for rents, principal, interest and other sums payable under any Operative Document in accordance with its terms or as a result of the latter's breach of its obligations under any of the Operative Documents.

     Section 10. Inconsistent Provisions. By executing this Intercreditor Agreement neither the Government or any other Senior Secured Party or Senior Creditor becomes a party to nor shall be bound by any term, provision, covenant, agreement, recital or definition of terms set forth in any of the Operative Documents. Notwithstanding any other provision hereof to the contrary (including without limitation, Section 1(d)), as between the Senior Secured Parties and the Senior Creditors on the one hand and the Transaction Parties on the other, in the event of any conflict between the definitions, terms or provisions of any of the Operative Documents and the definitions, terms and provisions of this Agreement, this Agreement shall control, with respect to the subjects addressed herein.

     Section 11. Effectiveness of Agreement. Each party hereto represents and warrants as to itself that this Agreement constitutes the legal, valid and binding agreement of such party enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws relating to or affecting the rights of creditors generally and by general principles of equity. This Agreement has been dated as of the date first above written for convenience only and shall become effective upon execution and delivery hereof by the parties hereto. This Agreement shall remain in full force and effect ,subject to termination by written agreement of the parties hereto, unless and until (x) the OPC Secured Obligations are paid in full or (y) all obligations owing to any Transaction Party, other than OPC, pursuant to the Operative Documents (or any of them) shall have been paid in full and the Operative Documents terminated (whether by expiration of time or otherwise) or
(z) the Senior Mortgage and Security Agreement shall have been released in accordance with its terms. Subject to the preceding sentence, all rights, interest, agreements and obligations of the Senior Secured Parties and the Transaction Parties under this Agreement, shall remain in full force and effect irrespective of:

     (i) any lack of validity or enforceability of the Senior Financing Agreements;

     (ii) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the OPC Secured Obligations or any other extension, renewal, amendment (including, without limitation, in the maximum amount of indebtedness which can be secured by the Senior Mortgage and Security Agreement), waiver, refinancing or restructuring of or any consent to departure from the Senior Financing Agreements;

     (iii) any exchange, release or non-perfection of the Senior Collateral or any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the OPC Secured Obligations; or

     (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, OPC or a debtor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the OPC Secured Obligations is rescinded or must otherwise be returned by the Senior Secured Parties or any Senior Creditor upon the insolvency, bankruptcy or reorganization of OPC, or otherwise, all as though such payment had not been made.

     Section 12. Amendments to this Agreement. No amendment of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought. No waiver of any provision of this Agreement nor consent to any departure, therefrom shall in any event be effective unless the same shall be in writing and signed by the affected party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13. Expenses. OPC shall pay, upon demand, to the Senior Secured Parties and the Transaction Parties the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of counsel, that the Senior Secured Parties or any other Senior Creditor and the Transaction Parties may incur in connection with the exercise or enforcement of any of the rights or interest of the Senior Secured Parties and the Transaction Parties hereunder.

     Section 14. Notices. All demands, notices and other communications provided for hereunder shall be in writing, (including telecopier communication) and, if to any Transaction Parties, mailed or communicated or delivered to it as provided in the Participation Agreement and if to the Government or AMBAC, mailed or communicated or delivered to it as follows:

        if to the Government:

               Administrator
               Rural Utilities Service
               United States Department of Agriculture
               1400 Independence Avenue S.W.
               Washington, D.C. 20250-1400
               Fax:

        if to AMBAC:

               Ambac Indemnity Corporation

               One State Street Plaza
               New York, New York 10004
               Attn:  President
               Fax: 212-509-9190

or at such other address as shall be designated by a party hereto in a written notice to each other party complying with the terms of this subparagraph. All such demand, notices and other communications shall be effective when received.

     Section 15. Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or of any right under any Senior Financing Agreement or Operative Document or any other document related thereto; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right hereunder or under any Senior Financing Agreement or Operative Document. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 16. Assignment. This Agreement is a continuing agreement and shall
(i) be binding upon the parties hereto and their successors and permitted assigns and (ii) inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Without limiting the generality of the foregoing clause (ii), any Senior Secured Party or Senior Creditor may assign or otherwise transfer all or any part or portion of its rights and obligations under the Senior Financing Agreements to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Secured Party or Senior Creditor herein or otherwise. So long as the Undivided Interest and the Ground Interest remain subject to any security title in favor of the Senior Secured Parties, each Transaction Party (other than the Lender) agrees that it will not assign or otherwise transfer any of its interest in the Undivided Interest, the Ground Interest, the Rocky Mountain Agreements or the Operative Documents unless the Person to whom such disposition is made shall have delivered to the Senior Secured Parties on or before the date such assignment or transfer is consummated a written agreement to be bound by the terms of this Agreement.

     Section 17. Invalidity. If any provisions of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

     Section 18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws (excluding conflict of law rules) of the State of New York.

     Section 19. Definitions. As used herein, the following capitalized terms are used with the meanings set forth below:

     "OPC Indenture" shall have the meaning set forth in Recital B.

     "OPC Mortgage" shall have the meaning set forth in Recital A.

     "OPC Secured Obligations" shall mean all obligations, whether now existing or hereafter incurred, of OPC secured by any Senior Mortgage and Security Agreement.

     "Partial Release" shall mean that certain Partial Release of Security Interest dated as of December 30, 1996 made by the Original Mortgagees.

     "Senior Creditor" shall mean any creditor holding claims against OPC which are secured by the security title or security interest of any Senior Mortgage and Security Agreement.

     "Senior Collateral" shall have the meaning specified in Section 3.

     "Senior Financing Agreements" shall mean the Senior Mortgage and Security Agreement and any other agreement, indenture or instrument relating thereto and shall include, without limitation, in the case of the OPC Mortgage, the notes secured by the security title of the OPC Mortgage and the "REA Loan Contract", the "CoBank Loan Agreements", the "Credit Agreement" and the "Pollution Control Loan Agreement", as such terms are defined in the OPC Mortgage, and in the case of the OPC Indenture, the "Obligations" secured by the security title of the OPC Indenture.

     "Senior Mortgage and Security Agreement" shall have the meaning set forth in Recital A.

     "Senior Secured Party" shall mean with respect to the OPC Mortgage, each of the Original Mortgagees (or any successor thereto), and with respect to the OPC Indenture, the New Mortgagee (or any successor thereto).

     "UCC" shall have the meaning set forth in Section 3.

     Section 20. Closing Conditions. The obligation of the Government to execute and deliver this Agreement shall be subject to:

          (a) receipt by the Government of a copy of all Operative Documents and all certificates, instruments, documents and opinions of counsel related thereto and delivered on the Closing Date (and in the case of opinions of counsel, each such opinion shall, except as otherwise agreed to by the Government, also be addressed to the Senior Secured Parties or delivered together with a reliance letter from such counsel);

          (b) receipt by the Government of opinions of counsel to each of the Transaction Parties as to the validity and enforceability of this Agreement, such opinions to be in form and substance reasonably acceptable to the Senior Secured Parties;

          (c) receipt by the Government of one or more opinions of OPC's counsel as to the existence of a perfected security title and the security interest in favor of the Senior Secured Parties in the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements and as to the continuity of such security title and security interest after giving effect to the consummation of the Transactions, such opinions to be in form and substance reasonably acceptable to the Senior Secured Parties; and

          (d) receipt by Rabobank of an amount (as agreed to between the Government and OPC), which amount is to be held in escrow pursuant to an Escrow Agreement among the Government, OPC and Rabobank.

     Section 21. Security Agreement. This Agreement constitutes a security agreement under, and in accordance with, the UCC for the benefit of the Secured Parties as secured parties and shall support any financing statements showing the Co-Trustee's interest as "debtor" or "lessee" and the Senior Secured Parties interest as "secured parties" or "lessors" with respect to the Undivided Interest, the Ground Interest and the Rocky Mountain Agreements (to the extent assigned to the Co-Trustee).

     Section 22. Limitation on Liability. (a) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee, under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it and at the express direction of the Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on Sun Trust Bank, Atlanta, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by each of the Transaction Parties or by any Person claiming by, through or under any of the Transaction Parties and (d) under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Agreement. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder or undertake any other duty with respect to this Agreement unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

     (b) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Fleet National Bank not individually or personally but solely as Owner Trustee, under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Fleet National Bank, but is made and intended for the purpose of binding only the Owner Trustee, (c) nothing herein contained shall be construed as creating any liability on Fleet National Bank, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by each of the Transaction Parties or by any Person claiming by, through or under any of the Transaction Parties and (d) under no circumstances shall Fleet National Bank be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement. In addition, each of the parties hereto acknowledges and agrees that except as otherwise required by applicable law, the Owner Trustee shall not be obligated to take any action hereunder or undertake any other duty with respect to this Agreement unless expressly directed in writing by the Owner Participant in accordance with the terms of the Trust Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date hereof.

                               UNITED STATES OF AMERICA

                               acting by and through the
                               Administrator of the Rural
                               Utilities Service

                               By: /s/ Wally Beyer
                                   --------------------------------------
                               Name:  /s/ Wally Beyer
                               Title: Administrator - RUS


Signed and delivered in the
presence of

/s/ Frances J. Schmit
-------------------------------

Unofficial Witness

/s/ Geralyn M. Jacob
-------------------------------
      Notary Public

My Commission Expires: April 25, 2002
      [Notary Seal]    --------------

                                 SUNTRUST BANK, ATLANTA, not in its individual capacity but solely as the New Mortgagee

                                 By: /s/ Bryan Echols
                                     ------------------------------------------
                                 Name: Bryan Echols
                                       ----------------------------------------
                                 Title: Vice President
                                        ---------------------------------------
Signed and delivered in the      By: /s/ Sandra Tyompson
presence of                          ------------------------------------------
                                 Name: Sandra Thompson
                                       ----------------------------------------
                                 Title: Vice President
                                        ---------------------------------------
/s/ E. M. Schandru
-------------------------------
Unofficial Witness

/s/ David M. Boehm
-------------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    --------------

                                 SUNTRUST BANK, ATLANTA, not in its
                                 individual capacity but solely as Co-Trustee under the Trust Agreement

                                 By: /s/ Bryan Echols
                                     ------------------------------------------
                                 Name: Bryan Echols
                                       ----------------------------------------
                                 Title: Vice President
                                        ---------------------------------------
Signed and delivered in the      By: /s/ Sandra Tyompson
presence of                          ------------------------------------------
                                 Name: Sandra Thompson
                                       ----------------------------------------
                                 Title: Vice President
                                        ---------------------------------------
/s/ E. M. Schandru
-------------------------------
Unofficial Witness

/s/ David M. Boehm
-------------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    --------------

                                 OGLETHORPE POWER CORPORATION (AN
                                 ELECTRIC GENERATION AND TRANSMISSION
                                 CORPORATION)

                                 By: /s/ T. D. Kilgore
                                     -----------------------------------------
                                 Name: T. D. Kilgore
                                       ---------------------------------------
                                 Title: President and CEO
                                        --------------------------------------

Signed and delivered in the      Attest: /s/ Gary M. Bullock
presence of                              -------------------------------------
                                 Name: Gary M. Bullock
                                       ---------------------------------------
                                 Title: Secretary-Treasurer
                                        --------------------------------------
/s/ J. E. Kofron
------------------------------
Unofficial Witness

/s/ David M. Boehm
------------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    ---------------

                                 ROCKY MOUNTAIN LEASING CORPORATION

                                 By: /s/ Eugen Heckl
                                     -----------------------------------------
                                 Name: Eugen Heckl
                                       ---------------------------------------
                                 Title: Vice President
                                        --------------------------------------

Signed and delivered in the     Attest: /s/ J. E. Kofron
presence of                            ---------------------------------------
                                 Name: James E. Kofron
                                       ---------------------------------------
                                 Title: Secretary-Treasurer
                                        --------------------------------------
/s/ Leonard Scott
------------------------------
Unofficial Witness

/s/ David M. Boehm
------------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    --------------

                                 FLEET NATIONAL BANK, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement

                                 By: /s/ Frank McDonald
                                     ------------------------------------------
                                 Name: Frank McDonald
                                       ----------------------------------------
                                 Title: Vice President
                                        ---------------------------------------
Signed and delivered in the
presence of

/s/ D. E. McGru
--------------------------------
Unofficial Witness

/s/ David M. Boehm
--------------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    ---------------

                                 UTRECHT-AMERICA FINANCE CO.

                                 By: /s/ J. W. den Baas   /s/ David I. Dietz
                                     ------------------------------------------
                                 Name: J. W. den Baas         David I. Dietz
                                       ----------------------------------------
                                 Title: Vice President         Asst. Treasurer
                                        ---------------------------------------

Signed and delivered in the
presence of

/s/ Jose DeJesus
-------------------------------
Unofficial Witness

/s/ Milagros C. Padilla
-------------------------------
      Notary Public

My Commission Expires: November 30, 1998
      [Notary Seal]    -----------------

                                 AMBAC INDEMNITY CORPORATION

                                 By: /s/ T. S. Travers
                                     ----------------------------------------
                                 Name: T. S. Travers
                                       --------------------------------------
                                 Title: First Vice President
                                        -------------------------------------

Signed and delivered in the
presence of

/s/ D. E. McGru
-----------------------------
Unofficial Witness

/s/ David M. Boehm
-----------------------------
      Notary Public

My Commission Expires: March 16, 1998
      [Notary Seal]    --------------

                          Schedule to Exhibit 10.32.19

                    OPC Intercreditor and Security Agreement

     The following table indicates for each transaction the name of the corresponding Owner Participant:

     Agreement    Date                 Owner Participant
     ----------   ------------------   ----------------------------------------
     1            December 30, 1996    Philip Morris Capital Corporation

     2            January 3, 1997      Philip Morris Capital Corporation

     3            December 30, 1996    First Chicago Leasing Corporation

     4            December 30, 1996    First Chicago Leasing Corporation

     5            December 30, 1996    NationsBanc Leasing & R.E. Corporation

     6            January 3, 1997      NationsBanc Leasing & R.E. Corporation